TABLE OF CONTENTS

     USAA Family of Funds                                            1
     Message from the President                                      2
     Investment Review                                               4
     Message from the Manager                                        5
     Financial Information:
        Distributions to Shareholders                                7
        Independent Auditors' Report                                 8
        Statement of Assets and Liabilities                          9
        Portfolio of Investments in Securities                      10
        Notes to Portfolio of Investments in Securities             12
        Statement of Operations                                     13
        Statements of Changes in Net Assets                         14
        Notes to Financial Statements                               15




                           IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.


                                                          Average Annual Total Return(%)*
           Investment                      Inception                                             Since
            Objective                         Date         1 yr         5 yrs        10 yrs     Inception
  Capital Appreciation
==========================================================================================================
  Aggressive Growth                         10/19/81       -1.72        18.38         10.88          -
  Emerging Markets(1)                        11/7/94       15.35         -             -            10.25
  Gold(1)                                    8/15/84      -22.26         3.54         -4.75          -
  Growth                                      4/5/71       21.60        16.94         11.97          -
  Growth & Income                             6/1/93       31.29         -             -            18.53
  International(1)                           7/11/88       21.81        15.39          -            11.77
  S&P 500 Index(4)+                           5/1/96       34.59         -             -            33.24
  World Growth(1)                            10/1/92       21.85         -             -            15.50

  Asset Allocation
=========================================================================================================
  Balanced Strategy(1)                        9/1/95       22.38         -             -            15.48
  Cornerstone Strategy(1)                    8/15/84       20.45        14.33          9.22          -
  Growth and Tax Strategy(2)**               1/11/89       15.72        11.23          -            10.45
  Growth Strategy(1)                          9/1/95       15.37         -             -            21.37
  Income Strategy                             9/1/95       14.48         -             -            10.36

  Income - Taxable
=========================================================================================================
  GNMA                                        2/1/91        9.37         6.85          -             7.67
  Income                                      3/4/74        8.21         7.44          9.45          -
  Income Stock                                5/4/87       20.77        14.21         12.89          -
  Short-Term Bond                             6/1/93        7.71         -             -             5.69

  Income - Tax Exempt
=========================================================================================================
  Long-Term(2)**                             3/19/82        9.22         6.71          8.09          -
  Intermediate-Term(2)**                     3/19/82        8.20         6.76          7.54          -
  Short-Term(2)**                            3/19/82        5.50         4.80          5.59          -
  California Bond(2)**                        8/1/89        8.90         7.13          -             7.58
  Florida Tax-Free Income(2)**               10/1/93        9.79         -             -             4.29
  New York Bond(2)**                        10/15/90        8.86         6.46          -             8.31
  Texas Tax-Free Income(2)**                  8/1/94       10.37         -             -             9.24
  Virginia Bond(2)**                        10/15/90        8.50         6.93          -             8.08

  Money Market
=========================================================================================================
  Money Market(3)                             2/2/81        5.28         4.48          5.80          -
  Tax Exempt Money Market(2),(3)**            2/6/84        3.36         3.04          4.15          -
  Treasury Money Market Trust(3)              2/1/91        5.13         4.28          -             4.38
  California Money Market(2),(3)**            8/1/89        3.29         2.94          -             3.62
  Florida Tax-Free Money Market(2),(3)**     10/1/93        3.26         -             -             3.04
  New York Money Market(2),(3)**            10/15/90        3.21         2.82          -             3.08
  Texas Tax-Free Money Market(2),(3)**        8/1/94        3.31         -             -             3.33
  Virginia Money Market(2),(3)**            10/15/90        3.22         2.87          -             3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or
     promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
     representation regarding  the advisability of investing in the product.
  * Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
 ** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
  +  Includes the $10 annual account maintenance fee through December 31, 1996.




                       MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT, MICHAEL J.C. ROTH APPEARS HERE]

The last two and one-half
years have been a remarkable
time in the stock market.

These 30 months have witnessed an over 100%(1) rise in the value of equity indices which has translated into greatly increased wealth for many investors.(2) But now it is easy to sense that investors are looking over their shoulders.

This rise in the prices of stocks has had solid underpinnings. The economy has grown, and continues to grow at a robust, but not excessive rate. Inflation has remained well in check, even as employment has risen strongly. Interest rates have remained below the levels they reached in 1994, and, compared to the rate of inflation are probably still a bit high. Perhaps most surprising of all is the fact that we are coming quite close to balancing the federal budget.

Many commentators look at these factors and conclude that the stock market looks reasonable. But others note simply that the market is at or near all-time record levels and is therefore "too high."

The numbers which define the level of the Dow Jones Industrial Average or the S&P 500 Stock Index are not particularly meaningful by themselves. What is meaningful is the relationship of those numbers to numbers which describe the companies in those averages; such as earnings, dividends and growth rates. These relationships are the things that help investors decide whether a stock is cheap or expensive. Only one thing can make the price of a stock go up. The next buyer must make a decision that paying more for a share of that company than did the previous buyer makes sense. Such a decision can be made if a buyer believes that the relationship of price to earnings or growth rate is reasonable. That next buyer is not obligated either. He or she has options. The money could go to bonds, to the money markets, to real estate or to pay off debt.

Invariably, investors will begin to make those alternative decisions. We can be very certain that the stock market will not rise 100% in the next 30 months. That does not mean it will crash. It does mean that the market will find a way to return closer to its historic valuation. It last did that in 1994 when it was essentially flat for a year while corporate earnings grew substantially.

I have been telling investors not to extrapolate 100% every 30 months. Enjoy it, but remember your risk tolerance and your asset allocation. Those are the things that will guide you well through all kinds of markets.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


(1) Source: Lipper Analytical Services, Inc.
(2) Past performance is no guarantee of future results. Yields and returns will fluctuate.




                            INVESTMENT REVIEW

INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Common stocks of well-established, large companies with above-average dividend yields.


                                                 07/31/96          07/31/97
 Net Assets...............................  $1,710.8 MILLION   $2,186.3 MILLION
 Net Asset Value Per Share................       $15.85            $19.01

 Average Annual Total Returns as of 7/31/97
 1 Year......................................................       31.46%
 5 Years.....................................................       14.41%
 10 Years....................................................       13.23%


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



---------------------------------
CUMULATIVE PERFORMANCE COMPARISON
---------------------------------

A chart in the form of a line graph appears here, illustrating the growth of a $10,000 Investment. The data points from the graph are as follows:

USAA  Income Stock Fund
Year                 Amount
-----------------------------
7/31/87             $10,000
7/31/88              10,072
7/31/89              12,469
7/31/90              12,765
7/31/91              14,950
7/31/92              17,675
7/31/93              19,436
7/31/94              19,589
7/31/95              23,277
7/31/96              26,353
7/31/97              34,642


S&P 500 Index Fund
Year                 Amount
----------------------------
7/31/87             $10,000
7/31/88               8,824
7/31/89              11,639
7/31/90              12,392
7/31/91              13,969
7/31/92              15,753
7/31/93              17,125
7/31/94              18,007
7/31/95              22,702
7/31/96              26,460
7/31/97              40,248


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index, an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.




                           MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, HARRY W. MILLER, CFA IS HERE]

Performance
As of July 31, 1997, your Fund had net assets in excess of $2 billion, an increase of more than 27% from our July 31, 1996, net position.

Since  our  last  report  of  January  31,  1997,  healthcare  has been the best performing industry in the Fund with holdings in American Home Products and Bristol-Myers Squibb. Other holdings with stellar performance included Deere & Co. (machinery), Bankers Trust (banking), Ford (automobiles), and our convertible preferreds such as Sun Company (oil-domestic), James River (paper), and Aetna (insurance). The real estate investment trust category was the best performer in the first six months of the fiscal year. However, the category underperformed for the last six-month period, with the exception of Chateau Communities. As a result, we restructured the category by selling nine holdings and replacing them with four new names. Other disappointing holdings were Texas Utilities (electric utilities), GTE (telephones), and our convertible preferred IKON Office Solutions (office equipment).

Our convertible holdings in Cooper Industries, MascoTech, and RJR Nabisco were called for conversion into common stocks and were replaced with convertibles of Airtouch Communications, Continental Airlines, and Micron Technology.


Outlook and Perspective
The Income Stock Fund has provided investors with a rising dividend stream ever since its inception in 1987.(1) It is a record of which we are proud, but one which has never been assured. Interest rates and dividend yields have fallen during the '90s and this makes it very difficult to maintain, much less increase, the Fund's dividend. We have given investors a true equity income fund which in the past twelve months featured a total return over 31% and a yield over 4%. That yield is exceptional among equity income funds and we believe it is very important. But the combination of yield and total return is also very important. We cannot focus on only one or the other; they are linked together in this kind of fund. Were we to concentrate solely on raising or maintaining the dividend, that would change the character of the Fund and probably lower its total return. We do not want to do that. It is unlikely that the Fund's dividend will rise next year, and it may decline slightly. However, the Fund will continue to be the kind of investment it has been since inception; one that places equal importance on dividends and total return.


(1) Past performance is no guarantee of future results. Yields and returns will fluctuate.


      Top 10 Equity Holdings
        (% of Net Assets)

  Bankers Trust               4.5
  Ford                        4.5
  RJR Nabisco                 4.1
  Bristol-Myers Squibb        3.8
  GTE                         3.8
  Allegheny Power System      3.6
  Aetna, Preferred            3.5
  Chrysler                    3.4
  NYNEX                       3.2
  Texaco                      2.9



            Top 10 Industries
            (% of Net Assets)

  Real Estate Investment Trusts        13.7
  Telephones                           12.0
  Oil Related                          11.1
  Electric Power                        8.9
  Automobiles                           7.9
  Bank Related                          7.2
  Tobacco                               6.5
  Healthcare - Diversified              6.0
  Distribution & Pipelines              5.5
  Insurance - Multi-Line                3.5


See page 10 for a complete listing of the Portfolio of Investments in Securities.



                            DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

           Ordinary income                     $ .8642*
           Long-term capital gains               .6687
                                               -------
             Total                             $1.5329
                                               =======

87.84% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.



                           INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors
USAA MUTUAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities of the Income Stock Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights presented in note 7 to the financial statements for each of the years or periods in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Stock Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the ten-year period then ended, in conformity with generally accepted accounting principles.



KPMG Peat Marwick, LLP



San Antonio, Texas
September 3, 1997




Income Stock Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1997


Assets
   Investments in securities, at market value (identified cost of $1,681,420)              $  2,181,490
   Cash                                                                                             379
   Receivables:
      Capital shares sold                                                                           431
      Dividends and interest                                                                      6,517
      Securities sold                                                                               676
                                                                                           ------------
         Total assets                                                                         2,189,493
                                                                                           ------------
Liabilities
   Securities purchased                                                                             770
   Capital shares redeemed                                                                        1,072
   USAA Investment Management Company                                                               913
   USAA Transfer Agency Company                                                                     185
   Accounts payable and accrued expenses                                                            224
                                                                                           ------------
         Total liabilities                                                                        3,164
                                                                                           ------------
            Net assets applicable to capital shares outstanding                            $  2,186,329
                                                                                           ============
Represented by:
   Paid-in capital                                                                         $  1,602,363
   Accumulated undistributed net investment income                                                4,860
   Accumulated net realized gain on investments                                                  79,036
   Net unrealized appreciation of investments                                                   500,070
                                                                                           ------------
            Net assets applicable to capital shares outstanding                            $  2,186,329
                                                                                           ============
   Capital shares outstanding                                                                   115,020
                                                                                           ============
   Net asset value, redemption price, and offering price per share                         $      19.01
                                                                                           ============

See accompanying notes to financial statements.





Income Stock Fund
Portfolio of Investments in Securities

July 31, 1997


                                           Market
  Number                                    Value
of Shares          Security                 (000)
---------          --------                 -----
           Common Stocks (77.4%)

              Aerospace/Defense (1.2%)
    600,000   B.F. Goodrich Co.          $   27,112
---------------------------------------------------

              Auto Parts (0.7%)
    668,500   MascoTech, Inc.                14,289
---------------------------------------------------

              Automobiles (7.9%)
  2,000,000   Chrysler Corp.                 74,250
  2,400,000   Ford Motor Co.                 98,100
---------------------------------------------------
                                            172,350
---------------------------------------------------

              Bank Holding Companies -
                 Major Regional (2.7%)
  1,300,000   PNC Bank Corp.                 59,475
---------------------------------------------------

              Bank Holding Companies -
                 Money Center (4.5%)
    975,000   Bankers Trust New York Corp.   98,658
---------------------------------------------------

              Distribution & Pipelines (5.5%)
  1,383,600   National Fuel Gas Co.          58,803
  1,390,500   NICOR, Inc.                    50,927
    242,800   Peoples Energy Corp.            9,318
---------------------------------------------------
                                            119,048
---------------------------------------------------

              Electric Power (8.9%)
  2,700,000   Allegheny Power System, Inc.   79,144
    400,000   Central Hudson Gas
                 & Electric Corp.            13,275
  1,000,000   Houston Industries, Inc.       20,938
  1,100,000   IES Industries, Inc.           33,687
    200,000   Public Service Co. of
                Colorado                      8,325
    445,000   Southwestern Public Service
                Co.                          17,689
    600,000   Texas Utilities Co.            21,262
---------------------------------------------------
                                            194,320
---------------------------------------------------

              Healthcare - Diversified (6.0%)
    600,000   American Home Products
                Corp.                        49,463
  1,050,000   Bristol-Myers Squibb Co.       82,359
---------------------------------------------------
                                            131,822
---------------------------------------------------

              Machinery - Diversified (1.6%)
    600,000   Deere & Co.                    34,125
---------------------------------------------------

              Oil - Domestic (3.8%)
    600,000   Atlantic Richfield Co.         44,887
  1,500,000   Occidental Petroleum Corp.     37,594
---------------------------------------------------
                                             82,481
---------------------------------------------------

              Oil - International (2.9%)
    550,000   Texaco, Inc.                   63,834
---------------------------------------------------

              Real Estate Investment Trusts (13.7%)
    610,000   Arden Realty Group, Inc.       16,584
    400,000   Avalon Properties, Inc.        11,050
    500,000   Beacon Properties Corp.        18,313
    350,400   Brandywine Realty Trust         7,840
    990,000   Burnham Pacific Properties,
                Inc.                         14,108
    400,000   Cali Realty Corp.              14,625
     67,300   Chateau Communities, Inc.       1,947
    275,000   Chelsea GCA Realty, Inc.       10,845
    400,000   Developers Diversified
                Realty Corp.                 15,800
    174,100   Duke Realty Investments,
                Inc.                          7,737
    400,000   Felcor Suite Hotels, Inc.      15,600
    600,000   First Industrial Realty
                Trust, Inc.                  18,562
    300,000   Gables Residential Trust        8,006
    500,000   Glimcher Realty Trust          10,438
    250,000   Highwoods Properties, Inc.      8,344
    775,000   Liberty Property Trust         20,441
    400,000   Mills Corp.                    10,625
    510,007   Patriot American
                Hospitality, Inc.            12,718
    350,000   Post Properties, Inc.          13,978
    600,000   Prentiss Properties Trust      15,600
    605,000   Shurgard Storage Centers,
                Inc.                         17,129
    400,000   Storage USA, Inc.              16,500
    439,729   United Dominion Realty
                Trust, Inc.                   6,266
    200,000   Weeks Corp.                     6,325
---------------------------------------------------
                                            299,381
---------------------------------------------------

              Specialty Printing (0.9%)
    600,000   Deluxe Corp.                   19,988
---------------------------------------------------

              Telephones (10.6%)
  1,800,000   GTE Corp.                      83,700
  1,250,000   NYNEX Corp.                    69,297
    700,000   Sprint Corp.                   34,650
  1,200,000   U S West Communications Group  43,875
---------------------------------------------------
                                            231,522
---------------------------------------------------

              Tobacco (6.5%)
  1,200,000   Philip Morris Companies,
                Inc.                         54,150
  2,700,000   RJR Nabisco Holdings Corp.     88,594
---------------------------------------------------
                                            142,744
---------------------------------------------------
Total common stocks (cost: $1,250,714)    1,691,149
---------------------------------------------------


Preferred Stocks (16.3%)
              Computer Systems (2.6%)
  1,325,000   Unisys Corp. depositary
                 shares "A", $3.75
                 cumulative convertible      56,395
---------------------------------------------------

              Insurance - Multi-Line
                 Companies (3.5%)
    750,000   Aetna, Inc., Class C, 6.25%
                 cumulative convertible      75,563
---------------------------------------------------

              Office Equipment & Supplies (1.2%)
    350,000   IKON Office Solutions, Inc.
                 depositary shares "BB",
                 6.50% cumulative
                 convertible                 25,813
---------------------------------------------------

              Oil - Domestic (2.3%)
  1,525,000   Sun Company, Inc. depositary
                 shares "A", $1.80
                 cumulative convertible      50,039
---------------------------------------------------

              Paper & Forest Products (2.8%)
  1,617,700   James River Corp. depositary
                 shares "P", 9.00%
                 cumulative convertible      61,270
---------------------------------------------------

              Pollution Control (1.5%)
    950,000   Browning-Ferris Industries, Inc.,
                 7.25% automatic
                 exchangeable               32,419
---------------------------------------------------

              Publishing/Newspapers (0.5%)
  1,000,000   Hollinger International, Inc.,
                 PRIDES, 9.75%
                 cumulative convertible      11,625
---------------------------------------------------

              Steel (0.5%)
    250,000   USX Corp., 6.50% cumulative
                 convertible                 12,125
---------------------------------------------------

              Telephones (1.4%)
  1,000,000   AirTouch Communications, Inc.,
                 Class B, 6.00% cumulative
                 convertible                 31,750
---------------------------------------------------
Total preferred stocks (cost: $297,125)     356,999
---------------------------------------------------



  Principal
   Amount
    (000)
    -----

      Convertible Bonds (3.3%)
 $    1,900   Atlantic Richfield Co.
                 Exchangeable Notes,
                 9.00%, 9/15/97              46,787
     15,000   Continental Airlines, Inc.,
                 6.75%, 4/15/06              20,588
      5,000   Micron Technology Inc.,
                 7.00%, 7/01/04               5,431
---------------------------------------------------
Total bonds (cost: $73,045)                  72,806
---------------------------------------------------

              Short-Term (2.8%)
              Commercial Paper (1.5%)
     32,005   Household Finance Corp.,
                 5.68%, 8/01/97
                 (cost: $32,005)             32,005
---------------------------------------------------

              Discount Note (1.3%)
     28,545   Federal Home Loan Mortgage Corp.,
                 5.64%, 8/04/97
                 (cost: $28,531)             28,531
---------------------------------------------------
Total short-term (cost: $60,536)             60,536
---------------------------------------------------
Total investments (cost: $1,681,420)     $2,181,490
===================================================





Income Stock Fund
Notes to Portfolio of Investments in Securities

July 31, 1997



General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



See accompanying notes to financial statements.





Income Stock Fund
Statement of Operations
(In Thousands)


Year ended July 31, 1997

Net investment income:
   Income:
      Dividends                                                                              $  101,994
      Interest                                                                                    2,740
                                                                                             ----------
         Total income                                                                           104,734
                                                                                             ----------
   Expenses:
      Management fees                                                                             9,671
      Transfer agent's fees                                                                       2,677
      Custodian's fees                                                                              247
      Postage                                                                                       300
      Shareholder reporting fees                                                                     80
      Directors' fees                                                                                 5
      Registration fees                                                                              98
      Audit fees                                                                                     29
      Legal fees                                                                                      3
      Other                                                                                          72
                                                                                             ----------
         Total expenses                                                                          13,182
                                                                                             ----------
            Net investment income                                                                91,552
                                                                                             ----------
Net realized and unrealized gain on investments:
   Net realized gain                                                                            111,015
   Change in net unrealized appreciation/depreciation                                           326,818
                                                                                             ----------
            Net realized and unrealized gain                                                    437,833
                                                                                             ----------
Increase in net assets resulting from operations                                             $  529,385
                                                                                             ==========


See accompanying notes to financial statements.





Income Stock Fund
Statements of Changes in Net Assets
(In Thousands)

Years ended July 31,



                                                                             1997             1996
                                                                             ----             ----
From operations:
   Net investment income                                                $     91,552       $     78,374
   Net realized gain on investments                                          111,015             54,444
   Change in net unrealized appreciation/depreciation
      of investments                                                         326,818             57,966
                                                                        ------------       ------------
      Increase in net assets resulting from operations                       529,385            190,784
                                                                        ------------       ------------
Distributions to shareholders from:
   Net investment income                                                     (89,087)           (78,768)
                                                                        ------------       ------------
   Net realized gains                                                        (80,728)           (26,302)
                                                                        ------------       ------------
From capital share transactions:
   Proceeds from shares sold                                                 260,043            319,925
   Shares issued for dividends reinvested                                    158,556             96,884
   Cost of shares redeemed                                                  (302,609)          (200,125)
                                                                        ------------       ------------
      Increase in net assets from capital share transactions                 115,990            216,684
                                                                        ------------       ------------
Net increase in net assets                                                   475,560            302,398
Net assets:
   Beginning of period                                                     1,710,769          1,408,371
                                                                        ------------       ------------
   End of period                                                        $  2,186,329       $  1,710,769
                                                                        ============       ============
Undistributed net investment income included in net assets:
   Beginning of period                                                  $      2,395       $      2,689
                                                                        ============       ============
   End of period                                                        $      4,860       $      2,395
                                                                        ============       ============
Change in shares outstanding:
   Shares sold                                                                15,238             20,238
   Shares issued for dividends reinvested                                      9,566              6,184
   Shares redeemed                                                           (17,704)           (12,616)
                                                                        ------------       ------------
      Increase in shares outstanding                                           7,100             13,806
                                                                        ============       ============
Authorized shares of $.01 par value                                          135,000            135,000
                                                                        ============       ============


See accompanying notes to financial statements.





Income Stock Fund
Notes to Financial Statements

July 31, 1997



(1)   Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1997.

(3)   Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1997 were $677,236,995 and $660,145,952, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1997 was $503,826,786 and $3,756,966, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1997 was $20,000.

(6)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1997, the Association and its affiliates owned 3,369,349 shares (2.9%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:




                                                                                       Ten-Month
                                                 Year Ended July 31,                 Period Ended       Year Ended
                                   -------------------------------------------         July 31,        September 30,
                                   1997               1996              1995             1994              1993
                                   ----               ----              ----             ----              ----
Net asset value at
   beginning of period          $    15.85        $    14.96        $    13.50        $    14.95        $    13.42
Net investment income                  .81               .77               .74               .60               .71
Net realized and
   unrealized gain (loss)             3.88              1.16              1.69             (1.12)             1.62
Distributions from net
   investment income                  (.79)             (.77)             (.75)             (.74)             (.71)
Distributions of realized
   capital gains                      (.74)             (.27)             (.22)             (.19)             (.09)
                                ----------        ----------        ----------        ----------        ----------
Net asset value at
   end of period                $    19.01        $    15.85        $    14.96        $    13.50        $    14.95
                                ==========        ==========        ==========        ==========        ==========
Total return (%)*                    31.46             13.21             18.83             (3.53)            18.05
Net assets at end
   of period (000)              $2,186,329        $1,710,769        $1,408,371        $1,190,024        $1,043,686
Ratio of expenses to
   average net assets (%)              .68               .72               .75               .73(a)            .70
Ratio of net investment
   income to average
   net assets (%)                     4.73              4.84              5.34              5.25(a)           5.43
Portfolio turnover (%)               34.95             32.38             34.94             24.82             26.98
Average commission rate
   paid per share +             $    .0499        $    .0500



(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.


                                                             Year Ended September 30,
                                   ----------------------------------------------------------------------------
                                   1992               1991              1990             1989              1988
                                   ----               ----              ----             ----              ----
Net asset value at
   beginning of period          $    12.63        $    10.27        $    12.32        $    10.26        $    10.74
Net investment income                  .71               .69               .61               .54               .45
Net realized and
   unrealized gain (loss)              .78              2.34             (1.47)             2.01              (.49)
Distributions from net
   investment income                  (.70)             (.67)             (.61)             (.49)             (.42)
Distributions of realized
   capital gains                       -                 -                (.58)              -                (.02)
                                ----------        ----------        ----------        ----------        ----------
Net asset value at
   end of period                $    13.42        $    12.63        $    10.27        $    12.32        $    10.26
                                ==========        ==========        ==========        ==========        ==========
Total return (%)*                    12.14             30.45             (7.73)            25.66              (.10)
Net assets at end
   of period (000)              $  480,733        $  179,339        $   80,853        $   55,296        $   31,241
Ratio of expenses to
   average net assets (%)              .74               .83              1.00(b)           1.00(b)           1.00(b)
Ratio of net investment
   income to average
   net assets (%)                     5.99              6.30              5.75(b)           5.10(b)           4.72(b)
Portfolio turnover (%) 98            15.79             26.65             49.16             72.30             27.56
Average commission rate
   paid per share +




(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)          1.03            1.18            1.50
Ratio of net investment
   income to average
   net assets (%)                  5.72            4.92            4.22